Exhibit 21.1

List of Subsidiaries of Armada Hoffler Properties, Inc.

Name	Place of Organization
10th and Tryon Partners, LLC	Virginia
530 Meeting Street Residential Partners, LLC	Virginia
595 King Street Residential Partners, LLC	Virginia
631 North Tryon II, LLC	Virginia
660 Delray Beach, LLC	Virginia
700 Edison Center, LLC	Virginia
700 Center Residential, LLC	Virginia
801 Nexton Summerville, LLC	Virginia
1023 Roswell, LLC	Virginia
1300 Thames Street	Virginia
AH 700 Centre, LLC	Virginia
A/H Harrisonburg Regal L.L.C.	Virginia
A/H North Pointe, Inc.	Virginia
AH Columbus II, L.L.C.	Virginia
AH Durham Apartments, L.L.C.	Virginia
AH Greentree, L.L.C.	Virginia
AH Richmond Tower I, L.L.C.	Virginia
AH Sandbridge, L.L.C.	Virginia
AH Southeast Commerce Center, L.L.C.	Virginia
AHP Acquisitions, LLC	Virginia
AHP Asset Services, LLC	Virginia
AHP Construction, LLC	Virginia
AHP Development, LLC	Virginia
AHP Holding, Inc.	Virginia
AHP Tenant Services, LLC	Virginia
Alexander Pointe Salisbury, LLC	Virginia
Annapolis Junction Apartments Owner Two, LLC	Delaware
Annapolis Junction Holding, LLC	Virginia
Armada Hoffler JV Manager, LLC	Virginia
Armada Hoffler Manager, LLC	Virginia
Armada Hoffler, L.P.	Virginia
Armada/Hoffler Block 8 Associates, L.L.C.	Virginia
Armada/Hoffler Charleston Associates, L.P.	Virginia
Armada/Hoffler Tower 4, L.L.C.	Virginia
Baltimore Parcel 2E, LLC	Virginia
Baltimore Parcel 2E Holding, LLC	Virginia
Baltimore Parcel 3, LLC	Virginia
Baltimore Parcel 3 Holding, LLC	Virginia
Baltimore Parcel 4, LLC	Virginia
Baltimore Parcel 4 Holding, LLC	Virginia
Bermuda Shopping Center, L.L.C.	Virginia
Block Street Holding, LLC	Virginia
Block Street Mezz Borrower, LLC	Maryland

Name	Place of Organization
Broad Creek PH. I, L.L.C.	Virginia
Broad Creek PH. II, L.L.C.	Virginia
Broad Creek PH. III, L.L.C.	Virginia
Broadmoor Plaza Indiana, LLC	Virginia
BSE/AH Blacksburg Apartments, LLC	Virginia
Block 11 Manager, LLC	Virginia
Brooks Crossing II, LLC	Virginia
Chronicle Holdings, LLC	Virginia
Chronicle Mill Belmont, LLC	Virginia
Chronicle Mill Tract II, LLC	Virginia
City Center Durham, LLC *	Virginia
City Park II Holding, LLC	Virginia
City Park 2 Apartments, LLC	Virginia
Columbus Tower, L.L.C.	Virginia
Columbus Town Center, LLC	Virginia
Columbus Town Center II, LLC	Virginia
Courthouse Marketplace Outparcels, L.L.C.	Virginia
Courthouse Office Building, LLC	Virginia
Dimmock Square Marketplace, LLC	Virginia
Ferrell Parkway Associates, L.L.C.	Virginia
Gainesville Development, LLC	Virginia
Gainesville Development Holdings, LLC	Virginia
Gateway Centre, L.L.C.	Virginia
Greenbrier Ocean Partners II, LLC	Virginia
Greenbrier Ocean Partners, LLC	Virginia
Greenbrier Square Chesapeake, LLC	Virginia
Greenbrier Technology Center II Associates, L.L.C.	Virginia
Hanbury Village II, L.L.C.	Virginia
Harbor Point Parcel 2 Holdings, LLC	Delaware
Harbor Point Parcel 2-Residential, LLC	Delaware
Harbor Point Parcel 2-Retail, LLC	Delaware
Harbor Point Parcel 2-Transfer Station, LLC	Delaware
Harbor Point Parcel 2-Office, LLC	Delaware
Harbor Point Parcel 3 Development, LLC	Maryland
Harding Place Residential Partners, LLC	Virginia
Harper Hill North Carolina, LLC	Virginia
Hilltop Laskin, LLC	Virginia
Hoffler and Associates EAT, LLC	Virginia
Hopkins Village, L.L.C.	Virginia
HT Tyre Neck, L.L.C.	Virginia
Interlock Mezz Lender, LLC	Virginia
Lexington at Hope Ferry, LLC	Virginia
Lightfoot Marketplace Shopping Center, LLC *	Virginia
Market at Mill Creek Partners, LLC	Virginia

Name	Place of Organization
New Armada Hoffler Properties I, LLC	Virginia
New Armada Hoffler Properties II, LLC	Virginia
North Hampton Market South Carolina, LLC	Virginia
North Point Development Associates, L.L.C.	Virginia
North Point Development Associates, L.P.	Virginia
North Pointe Outparcels, L.L.C.	Virginia
North Pointe PH. 1 Limited Partnership	Virginia
North Pointe VW4, L.L.C.	Virginia
North Pointe-CGL, L.L.C.	Virginia
OCC Commercial, LLC	Virginia
Overlook Village Asheville, LLC	Virginia
Oakland Marketplace Tennessee, LLC	Virginia
Oyster Point Office Building, LLC	Virginia
Parkway Centre Moultrie, LLC	Virginia
Paterson Place Durham, LLC	Virginia
Perry Hall Maryland, LLC	Virginia
Providence Plaza Charlotte, LLC	Virginia
Red Mill Central, LLC	Virginia
Red Mill North, LLC	Virginia
Red Mill Outparcels, LLC	Virginia
Red Mill South, LLC	Virginia
Red Mill West, LLC	Virginia
Socastee Myrtle Beach, LLC	Virginia
Solis Interlock Mezz Lender, LLC	Virginia
Solis Nexton Holding, LLC	Virginia
Southeast Commerce Center Associates, LLC	Virginia
Southeast Commerce Center Associates II, LLC	Virginia
Southern Post, LLC	Georgia
Southgate Square Virginia, LLC	Virginia
Southshore Pointe, LLC	Virginia
South Square Durham, LLC	Virginia
Stone House Maryland, LLC	Virginia
TCA 9 Plaza, LLC	Virginia
TCA 10 GP, LLC	Virginia
TCA Block 11 Apartments, LLC	Virginia
TCA Block 11 Office, LLC	Virginia
TCA Block 4 Retail, L.L.C.	Virginia
TCA Block 6, L.L.C.	Virginia
Tower Manager, LLC	Virginia
Town Center Associates, LLC	Virginia
Town Center Associates 9, LLC	Virginia
Town Center Associates 11, LLC	Virginia
Town Center Associates 12, L.L.C.	Virginia
Town Center Associates 7, L.L.C.	Virginia

Name	Place of Organization
Town Center Block 10 Apartments, L.P.	Virginia
Washington Avenue Apartments, L.L.C.	Virginia
Wendover Village III, LLC	Virginia
Wendover Village Greensboro, LLC	Virginia
Wendover Village Greensboro II, LLC	Virginia
Williamsburg Medical Building, LLC	Virginia
Wills Wharf Baltimore, LLC	Virginia
________________________________________
*City Center Durham, LLC and Lightfoot Marketplace Shopping Center, LLC sold their real estate asset but no decision has been made whether to terminate or withdraw the entities from the Secretary of State.

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